Exhibit 10.2

                                STORAGE USA, INC.

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made and entered into as of November 12,1998, by and between Storage USA, Inc., a Tennessee corporation (the "Company"), and Greene Street 1998 Exchange Fund, L.P., a Delaware limited partnership (the "Purchaser").

         This Agreement is made pursuant to the Private Placement Purchase Agreement (the "Purchase Agreement"), dated November 12, 1998, between the
Company and the Purchaser and the Second Amended and Restated Agreement of Limited Partnership and Amendment Nos. 1, 2, 3 and 4 thereto (collectively, the "Partnership Agreement"). In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement to the Purchaser and its respective direct and indirect transferees. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

         The parties hereby agree as follows:


1. Definitions

         As used in this Agreement, the following terms shall have the following meanings:

         Affiliate: (i) Any person directly or indirectly owning, controlling, or holding, with power to vote ten percent or more of the outstanding voting securities of such other person, (ii) any person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other person, (iii) any person directly or indirectly controlling, controlled by, or under common control with such other person, (iv) any executive officer, director, trustee or general partner of such other person, and (v) any legal entity for which such person acts as an executive officer, director, trustee or general partner. An indirect relationship shall include circumstances in which a person's spouse, children, parents, siblings or mothers-, fathers-, sisters or brothers-in-law is or has been associated with a person.

         Agreement: This Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

         Business Day: With respect to any act to be performed hereunder, any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City, New York are authorized or required by law, regulation or executive order to close.

         Closing Date:  November 12, 1998

         Commission:  The Securities and Exchange Commission.

         Company: Storage USA, Inc., a Tennessee corporation, and any successor corporation thereto.

         Controlling person:  As defined in Section 5(a) hereof.

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

         Form S-3. Such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the Commission that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

         Holder:  Each holder of any Registrable Shares.

         Indemnified Party:  As defined in Section 5(a) hereof.

         Person: An individual, partnership, corporation, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.

         Proceeding: An action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the person subject thereto, threatened.

         Prospectus: The prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

         Purchase Agreement: The Purchase Agreement is as defined in the preamble.

         Purchaser:  Greene Street 1998 Exchange Fund, L.P.

         Register, registered and registration: Such terms shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         Registrable Shares: Each of the Shares until (i) the date on which it has been registered effectively pursuant to the Securities Act and disposed of in accordance with a Registration Statement relating to it, (ii) the date on which it is sold pursuant to Rule 144 (or any similar provisions then in effect), (iii) the date on which it can be sold without restriction, pursuant to an available exemption from registration under the Securities Act, or (iv) the date on which it is sold to the Company.

         Registration Statement: Any registration statement of the Company that covers the resale of any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

         Rule 144: Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

         Rule 144A: Rule 144A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

         Rule 424: Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

         Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

         Series A Preferred Stock: The 8 7/8% Series A Cumulative Redeemable Preferred Stock of the Company.

         Shares: The shares of Series A Preferred Stock being offered and sold pursuant to the Purchase Agreement.

         Underwritten Offering: A sale of securities of the Company to an underwriter or underwriters pursuant to a Registration Statement for reoffering to the public.

2. Registration

         If the Company shall  receive from the Holders of at least  twenty-five
(25) percent of all outstanding Registrable Shares a written request or requests that the Company effect a registration covering the resale of the Registrable Shares and any related qualification or compliance under applicable state securities or "Blue Sky" laws with respect to all or a part of the Registrable Shares owned by such Holders, which, at the option of the Holders of a majority of the Registrable Shares requested to be registered, may be a "shelf" offering pursuant to Rule 415 under the Securities Act, then the Company will:


         (a) Notice. Promptly give written notice of the proposed registration and the Holders' request therefor, and any related qualification or compliance, to all other Holders of Registrable Shares; and


         (b) Registration. As soon as practicable, use commercially reasonable efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2:


                           (i) if the Holders,  together with the holders of any
other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Shares and such other securities (if any) at an aggregate price to the public of less than $2,500,000;


                           (ii) if the  Company  shall  furnish to the Holders a
certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, that such registration and sale would (a) require disclosure of a previously undisclosed material development involving the Company which disclosure would have a material adverse effect on the Company or its prospects or (b) materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company then under consideration, then the Company shall have the right to defer the filing of such registration statement for a period of not more than 120 days after receipt of the request of the Holders under this Section 2;


                           (iii) in any  particular  jurisdiction  in which  the
Company would be required to qualify to do business as a foreign corporation or to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service or required to be so qualified in such jurisdiction and except as may be required by the Securities Act; or


                           (iv) if within 14 days after its receipt of a written
request to effect such registration, the Company causes to be delivered to the Holders an opinion of counsel reasonably acceptable to the Holders to the effect that the proposed disposition of Registrable Shares by the Holders will not require registration under the Securities Act, it being specifically understood and agreed that the Holders will promptly furnish to the Company and such counsel all information such counsel may reasonably request in order to enable such counsel to determine whether it would be able to render such opinion.


         (c) Expenses. The Company shall pay all expenses incurred in connection with the registration contemplated by this Section 2, (excluding underwriters' or brokers' discounts and commissions), including, without limitation, all filing, registration and qualification, printers' and accounting fees and the fees and disbursements of counsel for the Company.


         (d) One Registration. The Company shall not be obligated to effect more than one registration hereunder.


3. Registration Procedures. In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect or cause to be effected the registration of the Registrable Shares under the Securities Act to permit the sale of such Registrable Shares by the Holder or Holders in accordance with the Holders' intended method or methods of distribution, and the Company shall:


         (a) prepare and file with the Commission, as specified in this Agreement, a Registration Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective for two years or until all such Registrable Shares have been sold;


         (b) subject to Section 3(i) hereof, prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; and comply with the provisions of the Securities Act applicable to the Company with respect to such Registration Statement during the applicable period;


         (c) furnish to the Holder of Registrable Shares without charge as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares;


         (d) use commercially reasonable efforts to register or qualify, or obtain an exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky" laws of such jurisdictions as the Holder of Registrable Shares covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) subject itself to taxation in any such jurisdiction or (iii) submit to the general service of process in any such jurisdiction; provided, further, that if the Company fails to list the Registrable Shares on a national stock exchange or qualify for quotation on an automatic quotation system at or prior to the time the Registration Statement is declared effective by the Commission because it fails to meet requirements for such listing or quotation regarding the number of holders, the obligation in this Section 3(d) shall not require the Company to register or qualify the Registrable Shares in any jurisdiction where the Company reasonably concludes, based upon the advice of securities counsel, that such registration or qualification would require unreasonable effort (including, without limitation, amendments to the Company's charter or bylaws) or expense;


         (e) notify the Holder of Registrable Shares promptly and, if requested by such Holder, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, and (iii) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) at the written request of any such Holder, promptly to furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchaser of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;


         (f) upon written request, furnish to the Holder of Registrable Shares copies of any request by the Commission or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;


         (g) make every commercially reasonable effort to avoid the issuance of, or if issued to obtain the withdrawal of, any enjoining order suspending the use or effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, at the earliest possible moment;


         (h) upon written request, furnish to the Holder of Registrable Shares, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);


         (i) upon the occurrence of any event contemplated by Section 3(e)(iii) hereof, use commercially reasonable efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;


         (j) If requested by the representative of the underwriters, if any, or any Holders of Registrable Shares being sold in connection with such offering,
(i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the representative of the underwriters, if any, or such Holders indicate relates to them or otherwise reasonably request be included therein, and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3 that would, in the opinion of counsel for the Company, violate applicable law;


         (k) make available for inspection by representatives of the Holder of the Registrable Shares and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any special counsel or accountant retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, the special counsel or accountants in connection with a Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, special counsel or accountants are confidential shall not be disclosed by the representatives, representative of the underwriters, special counsel or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or
(iii) such records, documents or information have been generally made available to the public;


         (l) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make generally available to its securityholders, as soon as reasonably practicable, earnings statements covering at least 12 months that satisfy the provisions of Section 1l(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act) thereunder;


         (m) provide and cause to be maintained a transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement; and


         (n) in connection with any sale or transfer of Registrable Shares that will result in such securities no longer being Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any restrictive legends, and to cause the issuance of certificates representing such Registrable Shares in such denominations and registered in such names as the representative of the underwriters, if any, or Holders may request at least two Business Days prior to any sale of the Registrable Shares.

                  In addition, the Company may require the Holder of Registrable Shares to furnish to the Company such information regarding the proposed distribution by such Holder of such Registrable Shares as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of their Registrable Shares.

                  The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(iii) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

4. Black-Out Period.

         (a) Following the effectiveness of a Registration Statement (and the filings with any state securities commissions), the Company may direct the Holder to suspend sales of the Registrable Shares for such times as the Company reasonably may determine are necessary and advisable, including upon the occurrence of any of the following events: (i) an Underwritten Offering by the Company where the Company is advised by the managing underwriter(s) for such Underwritten Offering that sale of Registrable Shares under the Registration Statement would have a material adverse effect on the offering, or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event (x) that would require additional disclosure of material information by the Company in the Registration Statement (or such filings), (y) as to which the Company has a bona fide business purpose for preserving confidentiality, or (z) that renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable (a "Suspension Event"); provided, however that any such Suspension Event shall not exceed 120 days during any 12 month period.

         (b) In the case of a Suspension Event, the Company shall give written notice (a "Suspension Notice") to the Holders to suspend sales of the Registrable Shares so that the Company may correct or update the Registration Statement (or such filings); provided, however, that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. No Holder shall effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company. If so directed by the Company, the Holders will deliver to the Company all copies of the Prospectus covering the Registrable Shares held by them at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be given by the Company promptly following the conclusion of any Suspension Event.

5. Indemnification and Contribution.


         (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless (i) the Purchaser, (ii) each Holder of the Registrable Shares,
(iii) each person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) any of the foregoing (any of the persons referred to in this clause (iii) being hereinafter referred to as a "controlling person"), and
(iv) the respective officers, directors, partners, employees, representatives and agents of the Purchaser, each Holder of the Registrable Shares, or any controlling person thereof (any person referred to in clause (i), (ii), (iii) or (iv) may hereinafter be referred to as an "Indemnified Party"), as follows:


                  (i) from and against any and all loss, claim, liability, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Shares were registered under the Securities Act including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference; provided, however, that such indemnity with respect to any Prospectus shall not inure to the benefit of the Holder (or any controlling person thereof) to the extent that any such loss, claim, liability, damage or expense arises out of such Holder's failure to send or give a copy of the final Prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Shares to such person if such statement or omission was corrected in such final Prospectus.


                  (ii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, if, and only if, such settlement is effected with the written consent of the Company (which consent shall not be unreasonably withheld); and


                  (iii) from and against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of one counsel, except as otherwise provided in Section 5(c) hereof), incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to the Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

         (b) Indemnification by Holders. Each Holder severally agrees to indemnify and hold harmless the Company, each of its directors and officers (including each officer of the Company who signed the Registration Statement), each person, if any, who controls the Company, within the meaning of the Securities Act and the Exchange Act, any underwriter and any Holder selling securities under such Registration Statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any and all loss, liability, claim, damage and expenses described in the indemnity contained in
Section 5(a) hereof (provided, however, that any settlement described in Section 5(a)(ii) hereof is effected with the written consent of such Holder, which consent shall not be unreasonably withheld), as incurred, but only with respect to such untrue statement or omission, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto).


         (c) Conduct of Indemnification Proceedings. Each Indemnified Party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability that it may have under this indemnity agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the Indemnified Party or parties in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that if such Indemnified Party or parties reasonably determines that a conflict of interest exists where it is advisable for such Indemnified Party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the Indemnified Party or parties shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense, and counsel for the Indemnified Party or parties shall be entitled to conduct the defense of such Indemnified Party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses counsel for the Indemnified Party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. No indemnifying party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into a settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses for counsel for the Indemnified Parties incurred thereafter in connection with such action or proceeding.


         (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 5 is for any reason held to be unenforceable, unavailable or insufficient although applicable in accordance with its terms, the Company and Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder in such proportion as is appropriate to reflect the relative fault of the indemnifiying party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the indemnifying party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.. Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this
Section 5, each  person,  if any,  who  controls a Holder  within the meaning of
Section 15 of the Securities Act shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise.


         (e) Survival. The obligations of the Company and the Holders under this
Section 5 shall survive the completion of any offering of Registrable Shares in a Registration Statement and otherwise.


6. Termination of the Company's Obligations. The Company shall have no obligations pursuant to this Agreement with respect to any Registrable Shares proposed to be sold by a Holder in a registration pursuant to this Agreement if, in the opinion of counsel to the Company, all such Registrable Shares proposed to be sold by a Holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.


7. Miscellaneous


         (a) Remedies. In the event of a breach by the Company, or by a Holder of the Registrable Shares, of any of their obligations under this Agreement, each Holder of the Registrable Shares of the Company, in addition to being entitled to exercise all rights granted by law, including recovery and damages, will be entitled to specific performance of its rights under this Agreement; provided, however, that no Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.


         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except if the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Registrable Shares is obtained; provided, however, that for the purposes of this Agreement, Registrable Shares that are owned, directly or indirectly, by either the Company or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of the Registrable Shares whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of the Registrable Shares may be given by Holders of a majority of the Registrable Shares being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.


         (c) Notices. All notices and other communications provided for herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or telecopy;


                           (i) if to the  Company,  to Storage  USA,  Inc.,  165
Madison Avenue, Suite 125, Memphis, Tennessee 38103, Attention: General Counsel;


                           (ii)  if to the  Purchaser,  to  Greene  Street  1998
Exchange Fund, L.P., c/o Goldman Sachs & Co., One New York Plaza, New York, New York 10004, Attention: Elizabeth Groves;


                           (iii)  if  to  any  other  person  who  is  then  the
registered Holder of any Registrable Shares, to the address of such Holder as it appears in the Common Stock register of the Company.

         Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given (v) when delivered by hand, if personally delivered, (w) one Business Day after being timely delivered to a next-day air courier, (x) five Business Days after being deposited in the mail, postage prepaid, if mailed, (y) when answered back, if telexed, or (z) when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

         (d) Successors and Assigns. Notwithstanding anything herein to the contrary, the registration rights of a Holder hereunder may be assigned only to a party who acquires at least 100,000 Registrable Shares; provided, however, that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the Shares as to which the rights in question are being assigned; and provided, further that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including, without limitation, the provisions of this Section 7(d).


         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement.


         (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, as applied to contracts made and performed within the State of Tennessee without regard to principles of conflicts of law.


         (g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.


         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the terms of this Agreement. All references made in this Agreement to "Section" refer to such Section of this Agreement, unless expressly stated otherwise.


         (i) Costs and Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable costs and attorneys' fees in addition to any other available remedy.


         (j) Adjustment for Stock Splits, etc. Wherever in this Agreement there is a reference to a specific number of shares, then upon the occurrence of any subdivision, combination, or stock dividend of such shares, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination, or stock dividend.


         (k) Aggregation of Stock. All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                             SIGNATURE PAGE FOLLOWS

                  IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

THE COMPANY:                        STORAGE USA, INC.


                                        By:  /s/ Christopher P. Marr
                                        Name: Christopher P. Marr
                                        Title:  Chief Financial Officer




THE PURCHASER:                      GREENE STREET 1998 EXCHANGE FUND L.P.

                                    By:  Goldman Sachs Management Partners,
                                         L.P., General Partner


                                        By: /s/ Elizabeth C. Groves
                                        Name:  Elizabeth C. Groves
                                        Title:  Vice President